UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 22, 2023

VERIZON MASTER TRUST
(Exact name of Issuing Entity as specified in its charter) Commission File Number: 333-253034-01 Central Index Key: 0001844964

VERIZON ABS II LLC
(Exact name of Depositor/Registrant as specified in its charter) Central Index Key: 0001836995

Delaware	333-253034	23-2259884
(State or Other Jurisdiction of Incorporation of Registrant)	(Commission File Number of Registrant)	(IRS Employer Identification No. of Registrant)

CELLCO PARTNERSHIP
(Exact name of Sponsor as specified in its charter) Central Index Key: 0001175215

One Verizon Way Basking Ridge, New Jersey	07920
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

Item 1.01	Entry into a Material Definitive Agreement.

On December 22, 2023, the Additional Transferor Receivables Transfer Agreement, dated as of May 25, 2021, as amended (the “Additional Transferor Receivables Transfer Agreement”), among Verizon DPPA Master Trust, as additional transferor, Cellco Partnership d/b/a Verizon Wireless, as servicer (the “Servicer”) and Verizon ABS II LLC, as depositor (the “Depositor”), was amended to permit the termination of the Additional Transferor Receivables Transfer Agreement on the date on which, after all receivables transferred to the Depositor under the Additional Transferor Receivables Transfer Agreement have been paid in full, the Servicer and the Depositor agree to terminate the Additional Transferor Receivables Transfer Agreement, with the written consent of Verizon Master Trust (the “Trust”) (or Cellco Partnership d/b/a Verizon Wireless, as administrator of the Trust, on behalf of the Trust).

In connection with the foregoing, Amendment No. 2 to the Additional Transferor Receivables Transfer Agreement, dated as of December 22, 2023, among Verizon DPPA Master Trust, as additional transferor, Cellco Partnership d/b/a Verizon Wireless, as Servicer, and Verizon ABS II LLC, as Depositor, was executed and delivered by the parties thereto.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

99.1
Amendment No. 2 to the Additional Transferor Receivables Transfer Agreement, dated as of December 22, 2023, among Verizon DPPA Master Trust, as additional transferor, Cellco Partnership d/b/a Verizon Wireless, as Servicer, and Verizon ABS II LLC, as Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON ABS II LLC

By:	/s/ Kee Chan Sin
	Name:	Kee Chan Sin
	Title:	Chief Financial Officer

Date: December 22, 2023